Acquisition of Fictionwise	12 Months Ended
Apr. 30, 2011
Acquisition of Fictionwise
Acquisition of Fictionwise
14.	Acquisition of Fictionwise

On March 4, 2009, the Company acquired Fictionwise, Inc. (Fictionwise), a leader in the eBook marketplace, for $15,729 in cash. In addition to the closing purchase price, the Company has made earn-out payments upon the achievement of certain performance and technology related targets. The acquisition provided a core component to the Company's overall digital strategy, enabling the launch of one of the world's largest eBookstores on July 20, 2009. The eBookstore on Barnes & Noble.com enables customers to buy eBooks and read them on a wide range of platforms, including NOOK™, the Company's eBook reader, iPhone® and iPod touch®, BlackBerry®, as well as most laptops or full-sized desktop computers.

The Fictionwise acquisition was accounted for as a business purchase pursuant to ASC 805, Business Combinations. In accordance with ASC 805-20, the purchase price has been allocated to assets and liabilities based on their estimated fair value at the acquisition date. The fair value of the contingent consideration at the Fictionwise acquisition date is included in the purchase price shown below. Changes to the fair value of the contingent consideration were recorded in selling and administrative expenses. The following table represents the allocation of the purchase price to the acquired net assets and resulting adjustment to goodwill:

Cash Paid	$15,729
Fair value of contingent consideration	8,165

Fair value of total consideration	$23,894

Allocation of purchase price:
Cash	$255
Trade Name	340
Customer Relationships	2,410
Technology	5,610
Goodwill	18,051

Total assets acquired	$26,666
Liabilities assumed	(2,772)

$23,894

The fair value of the contingent consideration arrangement of $8,165 was determined by estimating the expected (probability–weighted) earn-out payments discounted to present value. The actual final earn-out payments for Fictionwise were $7,508 and $ 2,612 for fiscal 2011 and fiscal 2010, respectively.

Due to the purchase price allocation not being finalized at the time of the Fictionwise acquisition, the excess purchase price over net assets acquired of $15,941 had been allocated to goodwill. Final purchase accounting adjustments to goodwill of $2,110 were recorded during fiscal 2010. The goodwill recognized is deductible for income tax purposes.

Acquired intangible assets consisted of the trade name, technology and customer relationships. The trade name is being amortized on a straight-line basis over three years. Acquired technology is being amortized on a straight-line basis over a range of five to ten years. Customer relationships are being amortized using an accelerated method over their five-year useful life. The Company recorded $1,445 and $2,176 in amortization related to these intangibles during fiscal 2011 and fiscal 2010, respectively.

The Fictionwise results of operations for the period subsequent to the Fictionwise acquisition date are included in the consolidated financial statements. The pro forma effect assuming the acquisition of Fictionwise at the beginning of the transition period is not material.